Vanguard Tax-Managed Small-Cap Fund
Summary Prospectus
 April 29, 2025
Admiral™ Shares
Vanguard Tax-Managed Small-Cap Fund Admiral Shares (VTMSX)
 The Fund’s statutory Prospectus and Statement of Additional Information dated April 29, 2025, as may be amended or supplemented, are incorporated into and made part of this Summary Prospectus by reference.
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at www.vanguard.com/prospectus and https://personal.vanguard.com/us/literature/reports/MFs. You can also obtain this information at no cost by calling 800-662-7447 or by sending an email request to online@vanguard.com.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Objective
The Fund seeks to provide a tax-efficient return consisting of long-term capital appreciation while tracking the performance of a benchmark index that measures the investment return of small-capitalization stocks.
Fees and Expenses
The following tables describe the fees and expenses you may pay if you buy, hold, and sell Admiral Shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.
Shareholder Fees
(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Account Service Fee Per Year (for certain fund account balances below $5,000,000)	$25
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.08%
12b-1 Distribution Fee	None
Other Expenses	0.01%
Total Annual Fund Operating Expenses	0.09%

Example
The following example is intended to help you compare the cost of investing in the Fund’s Admiral Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Fund’s shares. This example assumes that the shares provide a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you were to redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$9	$29	$51	$115
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 14% of the average value of its portfolio.
Principal Investment Strategies
The Fund purchases stocks included in the S&P SmallCap 600 Index (the Index)—an index that is made up of the stocks of small-capitalization U.S. companies. The Fund uses statistical methods to “sample” the Index, aiming to ensure capital gains and income tax efficiency while approximating other characteristics and the performance of the Index.
Principal Risks
An investment in the Fund could lose money over short or long periods of time. You should expect the Fund’s share price and total return to fluctuate within a wide range. The Fund is subject to the following risks, which could affect the Fund’s performance:
• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s benchmark index tracks a subset of the U.S. stock market, which could cause the Fund to perform differently from the overall stock market. In addition, the Fund’s benchmark index may, at times, become focused in stocks of a particular market sector, which would subject the Fund to proportionately higher exposure to the risks of that sector.
• Investment style risk, which is the chance that returns from small-capitalization stocks will trail returns from the overall stock market. Historically, small-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently. The stock prices of small companies tend to experience greater volatility because, among other things, these companies tend to be more sensitive to changing economic conditions.
• Tax-managed investing risk, which is the chance that market conditions or other circumstances may limit the Fund’s ability to generate tax losses or to generate dividend income taxed at favorable tax rates. The Fund’s tax-managed strategy may cause the Fund to hold a security in order to achieve more favorable tax-treatment or to sell a security in order to create tax losses, which may impact returns. Although the Fund intends to track the performance of the Index, the tracking may fluctuate periodically based on the sampling of the Index for tax efficiency.
• Indexing risks. The Fund is subject to risks associated with index investing. Because the Fund does not hold all of the securities included in the Index, it is subject to the risk that the representative sample of securities selected by the advisor will, in the aggregate, vary from the investment profile of the full Index. Additionally, the performance of the Fund’s investments, in the aggregate, may not match the investment performance of the Index. This risk, known as tracking error risk, may be heightened during times of increased market volatility or under other unusual market conditions. The Fund also could be negatively impacted by changes to the Index made by the Index provider or by errors made by the Index provider. Any gains, losses, or costs associated with or resulting from an error made by the Index provider will generally be borne by the Fund and, as a result, the Fund’s shareholders.
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Annual Total Returns
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Admiral Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Admiral Shares compare with those of the Fund’s benchmark index and another comparative index, which have investment characteristics similar to those of the

Fund. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance.
Annual Total Returns — Vanguard Tax-Managed Small-Cap Fund Admiral Shares

During the periods shown in the bar chart, the highest and lowest returns for a calendar quarter were:
	Total Return	Quarter
Highest	30.76%	December 31, 2020
Lowest	-32.24%	March 31, 2020
Average Annual Total Returns for Periods Ended December 31, 2024
	1 Year	5 Years	10 Years
Vanguard Tax-Managed Small-Cap Fund Admiral Shares
Return Before Taxes	8.61%	8.31%	8.88%
Return After Taxes on Distributions	8.20	7.91	8.52
Return After Taxes on Distributions and Sale of Fund Shares	5.33	6.47	7.18
S&P SmallCap 600 Index (reflects no deduction for fees, expenses, or taxes)	8.70%	8.36%	8.96%
Dow Jones U.S. Total Stock Market Float Adjusted Index (reflects no deduction for fees, expenses, or taxes)	23.88	13.78	12.48
Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Advisor
The Vanguard Group, Inc. (Vanguard)
Portfolio Managers
Kenny Narzikul, CFA, Portfolio Manager at Vanguard. He has co-managed the Fund since 2023.
Walter Nejman, Portfolio Manager at Vanguard. He has co-managed the Fund since February 2023.
Chris Nieves, CFA, Portfolio Manager at Vanguard. He has co-managed the Fund since February 2025.
Purchase and Sale of Fund Shares
You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 982901, El Paso, TX 79998-2901), or by telephone (800-662-2739). The minimum investment amount required to open and maintain a Fund account for Admiral Shares is $10,000. The minimum investment amount required to add to an existing account is generally $1. Financial intermediaries, institutional clients, and Vanguard-advised clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Admiral Shares. If you are investing through an intermediary, please contact that firm directly for more information regarding your eligibility. If you are investing through an employer-sponsored retirement or savings plan, your plan administrator or your benefits office can provide you with detailed information on how you can invest through your plan.
Tax Information
The Fund’s distributions may be taxable as ordinary income or capital gains. You should consult your own tax advisor with respect to any particular U.S. or non-U.S. tax consequences of your investment in the Fund.
Payments to Financial Intermediaries
The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

CFA® is a registered trademark owned by CFA Institute.
The S&P SmallCap 600 Index is a product of S&P Dow Jones Indices LLC, a division of S&P Global, or its affiliates (“SPDJI”) and has been licensed for use by Vanguard. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The trademarks have been licensed to SPDJI and have been sublicensed for use for certain purposes by Vanguard. Vanguard Tax-Managed Small-Cap Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of Vanguard Tax-Managed Small-Cap Fund or any member of the public regarding the advisability of investing in securities generally or in Vanguard Tax-Managed Small-Cap Fund particularly or the ability of the S&P SmallCap 600 Index to track general market performance. S&P Dow Jones Indices’ only relationship to Vanguard with respect to the S&P SmallCap 600 Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P SmallCap 600 Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Vanguard or Vanguard Tax-Managed Small-Cap Fund. S&P Dow Jones Indices has no obligation to take the needs of Vanguard or the owners of Vanguard Tax-Managed Small-Cap Fund into consideration in determining, composing or calculating the S&P SmallCap 600 Index. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of Vanguard Tax-Managed Small-Cap Fund or the timing of the issuance or sale of Vanguard Tax-Managed Small-Cap Fund or in the determination or calculation of the equation by which Vanguard Tax-Managed Small-Cap Fund is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of Vanguard Tax-Managed Small-Cap Fund. There is no assurance that investment products based on the S&P SmallCap 600 Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P SMALLCAP 600 INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF VANGUARD TAX-MANAGED SMALL-CAP FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND VANGUARD, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

Vanguard Tax-Managed Small-Cap Fund Admiral Shares—Fund Number 116
To request additional information about the Fund, please visit vanguard.com or contact us at 800-662-7447.
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Vanguard Marketing Corporation, Distributor.
SP 116 042025